UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 6, 2021

Glatfelter Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina		28209

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		704 885-2555

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2021, the Board of Directors of the Company adopted Amended and Restated By-laws. The Amended and Restated By-laws decreased the size of the Board from ten directors to eight directors.

The foregoing description is qualified in its entirety by reference to the Amended and Restated By-laws, which are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 6, 2021, the Company held its Annual Meeting of Shareholders. There were 44,451,658 shares of common stock entitled to vote at the meeting and a total of 41,247,504 (92.79%) shares of common stock were represented at the meeting.

The items voted upon at the Annual Meeting and the results of the vote on each proposal were as follows:

Proposal 1. The election of eight members of the Board of Directors to serve until the Company’s 2022 Annual Meeting and until their successors are elected and qualified. Each of the eight nominees for director was elected and the voting results are set forth below:

Name	For	Withheld	Broker Non-Votes
Bruce Brown	39,339,283	490,589	1,417,632
Kathleen A. Dahlberg	38,713,929	1,115,943	1,417,632
Kevin M. Fogarty	39,168,285	661,587	1,417,632
Marie T. Gallagher	39,461,232	368,640	1,417,632
Darrel Hackett	39,507,015	322,857	1,417,632
J. Robert Hall	38,591,375	1,238,497	1,417,632
Dante C. Parrini	38,612,849	1,217,023	1,417,632
Lee C. Stewart	38,543,110	1,286,762	1,417,632

Proposal 2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
40,120,335	1,114,956	12,213	n/a

Proposal 3. Advisory approval of the Company’s Named Executive Officer compensation (“Say-on-Pay”).

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes
38,979,313	784,212	66,347	n/a

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

3.1Amended and Restated By-laws of the Company, as amended dated May 6, 2021, filed herewith.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

May 6, 2021	By:	/s/ Jill L. Urey

Name: Jill L. Urey
Title: Vice President, Deputy General Counsel and Corporate Secretary